UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 4, 2016

GAMCO INVESTORS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-14761	13-4007862
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Corporate Center, Rye, NY		10580
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code     (914) 921-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

  On November 4, 2016, the Board of Directors of GAMCO Investors, Inc. ("GAMCO") elected Leslie B. Daniels to serve as a director of GAMCO.

 On November 10, 2016, GAMCO issued a press release announcing Mr. Daniels appointment as a director.  A copy of the press release is attached hereto as Exhibit 99.1.

 On November 4, 2016, Douglas R. Jamieson ceased functioning as President and Chief Operating Officer of GAMCO.  Mr. Jamieson will continue to serve as the President and Chief Operating Officer of GAMCO Asset Management Inc., the entity that conducts the institutional and private wealth management business of GAMCO.

Item 9.01	Financial Statements and Exhibits.

  (d) Exhibits

  99.1  GAMCO's Press Release, dated November 10, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMCO Investors, Inc.

By: /s/ Kieran Caterina

Kieran Caterina
Senior Vice President and Co-Chief Accounting Officer

Date:November 10, 2016
Exhibit Index

Exhibit No.

99.1  GAMCO's Press Release, dated November 10, 2016.